SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed  by  the  Registrant  [  X  ]
Filed  by  a  Party  other  than  the  Registrant  [    ]
Check  the  appropriate  box:

[     ]     Preliminary  Proxy  Statement
[     ]     Confidential,  for  Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
[  X  ]     Definitive  Proxy  Statement
[     ]     Definitive  Additional  Materials
[     ]     Soliciting  Material  Pursuant  to  Section 240.14a-11(c) or Section
            240.14a-12

Dynamic  Healthcare  Technologies,  Inc.
----------------------------------------
 (Name  of  Registrant  as  Specified  In  Its  Charter)
________________________________________________________________________________
 (Name  of  Person(s)  Filing  Proxy  Statement  if  other  than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[  X  ]     No  fee  required.
[     ]     Fee  computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11
           (1)  Title of  each class of securities to which transaction applies:

           _____________________________________________________________________
           (2)  Aggregate  number  of  securities to  which transaction applies:

           _____________________________________________________________________
           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           _____________________________________________________________________
           (4)  Proposed  maximum  aggregate  value  of  transaction:

           _____________________________________________________________________
           (5)  Total  fee  paid:


[     ]     Fee  paid  previously  with  preliminary  materials.
[     ]     Check   box   if   any   part  of  the  fee is offset as provided by
            Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount  Previously  Paid:

           _____________________________________________________________________
           (2)  Form,  Schedule  or  Registration  Statement  No:

           _____________________________________________________________________
           (3)  Filing  Party:

           _____________________________________________________________________
           (4)  Date  Filed:

                      DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                    615 CRESCENT EXECUTIVE COURT, FIFTH FLOOR
                               LAKE MARY, FL 32746

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To  the  Shareholders  of  DYNAMIC  HEALTHCARE  TECHNOLOGIES,  INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of DYNAMIC HEALTHCARE TECHNOLOGIES, INC., a Florida corporation, (the "Company") will be held at the Hilton Garden Inn at 705 Currency Circle, Lake Mary, FL 32746 on June 7, 2001, at 1:30 p.m. Eastern Standard Time, for the following purposes:

          1.   To  elect  seven (7) persons as directors for a term of one year;
          2. To ratify the appointment of BDO Seidman, LLP, as the Company's independent public accountants for the fiscal year ending December 31, 2001;
          3. To adopt and approve a capital restructuring proposal whereby, at the discretion of the Board of Directors, the Articles of Incorporation will be amended to effect a reverse stock split at a ratio not to exceed one-for-three, while maintaining the number of authorized shares, and the par value per share, of the common stock of the Company (the "Recapitalization Plan");
          4. To vote on the proposal of the Board of Directors to increase the authorized common shares available to fulfill the employer matching contribution to the employee 401K plan by 500,000 shares;
          5. To consider and transact any other business which may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 25, 2001, as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment thereof. Only shareholders of record at the close of business on Record Date, will be entitled to notice of and to vote at the meeting.

     You are cordially invited to attend the meeting. Whether or not you plan to attend, please mark, sign, date and mail the enclosed proxy, which requires no postage if mailed in the United States.

     The proposals to be presented to the shareholders of the Company for their consideration at the 2001 annual meeting, including the Recapitalization Plan, are described in the accompanying Proxy Statement.


                                   By  Order  of  the  Board  of  Directors

                                   /s/BRIAN  GRECO

                                   Brian  Greco
                                   Secretary
                                   Dynamic  Healthcare  Technologies,  Inc.


Lake  Mary,  Florida
May  15,  2001

                      DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                    615 CRESCENT EXECUTIVE COURT, FIFTH FLOOR
                               LAKE MARY, FL 32746

                                 PROXY STATEMENT

                   ANNUAL MEETING OF SHAREHOLDERS JUNE 7, 2001

     This Proxy Statement is furnished to shareholders of DYNAMIC HEALTHCARE TECHNOLOGIES, INC., a Florida corporation, (the "Company") in connection with the solicitation on behalf of the Board of Directors of proxies for use at the Annual Meeting of Shareholders to be held on June 7, 2001 ("Annual Meeting"), and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     The address of the principal executive office of the Company is 615 Crescent Executive Court, Fifth Floor
Lake Mary, FL 32746. This Proxy Statement and form of Proxy are first being mailed to shareholders of the Company on or about May 15, 2001.

                     SOLICITATION AND REVOCATION OF PROXIES

     The costs and expenses of solicitation of proxies will be paid by the Company. In addition to the use of mails, proxies may be solicited by directors, officers and regular employees of the Company personally or by facsimile machine, telegraph or telephone. A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000, including financial statements, accompanies this Proxy Statement, but is not a part of the proxy solicitation materials.

     At  the  Annual Meeting, shareholders will be asked to consider and vote on
(a) the election of seven directors as members of the Board of Directors of the Company, (b) the approval of the engagement of BDO Seidman LLP as the Company's auditors for the fiscal year ending December 31, 2001, (c) the adoption and approval of the proposed discretionary capital restructuring plan described herein ("Recapitalization Plan"), and (d) approve an increase in the authorized common shares available to fulfill the employer matching contribution to the employee 401(k) plan by 500,000 shares ("401(k) Plan Amendment").

     Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder given a proxy in such form may revoke it any time before it is voted at the meeting, by executing a subsequent proxy or by notice to the Secretary of the Company at the Company's principal address as set forth above. All properly executed proxies, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the specifications indicated thereon. If no instructions are indicated, with respect to any shares for which properly executed proxies have been received, such proxies will be voted '"FOR" the election of the seven (7) persons named herein as nominees for election to the Board of Directors; "FOR" the approval of the engagement of BDO Seidman LLP as the Company's auditors of the 2001 fiscal year, "FOR" the approval and adoption of the Recapitalization Plan, and "FOR" the approval of the 401(k) Plan Amendment. The Company is not aware of any matter to be presented at the Annual Meeting other than those matters identified in the Notice of Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting for consideration, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.

                           VOTING RIGHTS AND PROCEDURE

     Only shareholders of record at the close of business on April 25, 2001 (the "Record Date"), are entitled to execute proxies or to vote at the annual meeting ("Entitled Shareholders"). As of the Record Date, there were 19,428,142 shares of the Company's common stock, par value $.01 per share (the "Common Stock") outstanding. Each holder of Common Stock is entitled to one vote for each share held with respect to the matters mentioned in the foregoing Notice of Annual Meeting of Shareholders and any other matters that may properly come before the meeting. A majority of the outstanding shares are required to constitute a quorum at the meeting. In the event of any abstentions or broker non-votes with respect to any proposal coming before the Annual Meeting, the proxy will be counted as present for purposes of determining the existence of a quorum; but since they are neither a vote cast in favor or nor a vote cast opposing a proposed action, abstentions and broker non-votes typically will not be counted as a vote cast on any routine matter. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have the authority to vote on certain non-routine matters because the customer has not provided any voting instructions on the matter.

     With respect to the election of directors, directors are elected by a plurality of the votes cast at a meeting in which a quorum is present. In connection with the election of directors, votes may be cast in favor of or withheld from each nominee. Votes withheld from director nominees will be counted in determining whether a quorum has been reached. However, since directors are elected by a plurality, a vote against a director nominee and votes withheld from a nominee or nominees, including abstentions and broker non-votes, generally will not affect the outcome of the election and will be excluded entirely from the vote.

     Generally, approval of other matters submitted to shareholders at a meeting where a quorum is present, other than the election of directors, requires that the votes cast in favor of the action exceed the votes cast opposing the action, unless the Company's articles of incorporation of bylaws, or state law requires a greater number of votes. Therefore, abstentions and broker non-votes generally have no effect under Florida law. However, because the approval of the Recapitalization Plan requires the affirmative vote of a majority of the outstanding shares of Common Stock, the failure to vote the shares in favor of the proposal for any reason whatsoever - whether by withholding a vote, abstaining, or causing a broker non-vote - will have the same effect as a vote cast against the proposal.

            PROPOSAL NUMBER ONE (1) - ELECTION OF BOARD OF DIRECTORS

     In accordance with the Company's bylaws, the Board of Directors has fixed the number of directors to be elected at the Annual Meeting at seven. All of the Company's current directors standing for election as directors of the Company hold office until the 2002 annual meeting of shareholders and until their successors are elected and qualified. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director. If, prior to the meeting, any nominee ceases to be a candidate for election because the nominee is unable to serve, or for good cause will not serve, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board of Directors may, in its discretion, recommend.

     Unless authority is withheld in the proxy, the persons named in the enclosed form of proxy will cast the votes of the proxied shares to elect the seven nominees hereinafter named. The Board of Directors recommends a vote
"FOR"  election  of  the  nominees  listed  below.



                                 NOMINEES FOR ELECTION TO BOARD OF DIRECTORS


NOMINEE AND                               DIRECTOR
PRINCIPAL OCCUPATION                        AGE              SINCE               OTHER DIRECTORSHIPS HELD
----------------------------------------  --------  ------------------------  ------------------------------
Christopher Assif                               39            2000                      None
  Chief Executive Officer
  Dynamic Healthcare Technologies, Inc.

Jerry L. Carson                                 60            1993                      None
  Executive Vice President and
  Chief Financial Officer
  Evans Enterprises

Charles Cooper                                  55            2000                      None
  President
  Plangent Systems Corporation

Mitchel J. Laskey, C.P.A.                       51            1994                      CNL Bankshares, Inc.,
  Consultant                                                                            a bank holding company,
  Dynamic Healthcare Technologies, Inc.                                                 Optio Software, Inc.
          (Nasdaq:  OPTO)

Thomas J. Martinson                             51            1986                      None
  President
  Martinson & Company, Ltd.


                                        3

Bret Maxwell                                    42            1996                      None
  Co-Chief Executive Officer
  First Analysis Corporation

Daniel Raynor                                   41            1996                      NuCo2, Inc. (Nasdaq: NUCO) and
  Managing Partner                                                                      COMFORCE Corporation
  The Argentum Group                                                                    (AMSE:  CFS)

All directors of the Company hold office until the earlier of the next annual meeting of shareholders and until their successors have been duly elected and qualified, or their death, resignation, or removal.

     CHRISTOPHER ASSIF has been the Company's Chief Executive Officer since November 2000, and joined the Company as its President of Internet Solutions in June 2000. Before joining Dynamic, Mr. Assif was the President and CEO of Health Network Ventures (HNV), a leading healthcare focused internet application service provider from June 1997 to March 2000, and a Vice President and product line executive with Cerner Corporation from May 1991 to June 1997. Mr. Assif has also previously held senior business development positions with Ameritech Corporation and Baxter International.

     JERRY L. CARSON was elected Treasurer of the Company in April 2001. Mr. Carson has been Chairman of the Board of Directors since 1999, and Director of the Company since January 1993. Mr. Carson has been Executive Vice President and Chief Financial Officer of Evans Enterprises, a property management and real estate development firm in Bedford, New Hampshire, since 1990. Mr. Carson was Executive Vice President and Chief Financial Officer of Playboy Enterprises, Inc. from 1988 to 1990 and held the positions of Vice President of Corporate Development and Treasurer of Baxter International from 1980 to 1986.

     CHARLES  COOPER  has  been  a  Director of the Company since November 2000.
Since 1998, Mr. Cooper has been President of Plangent Systems Corporation, a private company specializing in digital systems. He co-founded Collaborative
Medical Systems in 1978 and served as its President until its merger with Dynamic Healthcare in 1996. Mr. Cooper was one of the original developers of the CoPath anatomic pathology system. He has also been a Visiting Scientist at the MIT Media Laboratory and a Research Associate at the Harvard School of
Public Health. Mr. Cooper holds a B.S. degree in electrical engineering and computer science from the Massachusetts Institute of Technology and a M.S. degree in electrical and biomedical engineering from the University of Texas at Austin.

     MITCHEL J. LASKEY has been a Director since December 1994, and has served the Company as Consultant since November 2000. From May 1996 through November 2000, Mr. Laskey was Chief Executive Officer, and from August 1994 through November 2000, he was President and Treasurer. From 1992 to 1994, Mr. Laskey was Chairman and Chief Executive Officer of Dynamic Technical Resources, Inc., which was acquired by the Company in August 1994. From 1985 to 1991, Mr. Laskey was a principal or managing partner in various entrepreneurial investments and also acted as a volunteer officer for a not-for-profit social agency. From 1983 through 1985, Mr. Laskey was Executive Vice President of Dynamic Control Division of Baxter International and, from 1980 until its sale to Baxter International in 1983, was the Executive Vice President of Dynamic Control Corporation, a healthcare information systems company. Mr. Laskey has been a licensed Certified Public Accountant since 1974 and is a member of the American and Florida Institutes of Certified Public Accountants.

     THOMAS J. MARTINSON has been a Director of the Company since 1986. He also was the Company's Chairman of the Board from 1986 until 1996 and Secretary from 1986 until 1994. Mr. Martinson has been President of Martinson & Company, Ltd. of Wayzata, Minnesota, an investment banking firm, since 1985.

     BRET R. MAXWELL has been a Director of the Company since May 1996. Mr. Maxwell is Co-Chief Executive Officer of First Analysis Corporation, a securities investment firm that he joined in 1982. Mr. Maxwell is a director for numerous privately-held companies.

     DANIEL RAYNOR has been a Director of the Company since May 1996. He is a Managing Partner of The Argentum Group, a private equity investment firm, a position he has held since 1987. Mr. Raynor serves on the Board of Directors of NuCo2, Inc. and COMFORCE Corporation, both publicly-traded companies, and several privately-held companies. He received a B.S. in economics from The Wharton School, University of Pennsylvania.

     There is no family relationship between any of the Company's directors, nominees to serve as director, or executive officers. There are no arrangements between any director or director nominee of the Company and any other person pursuant to which he was or will be, selected as director.

            DYNAMIC HEALTHCARE TECHNOLOGIES, INC. BOARD OF DIRECTORS

     The business of the Company is managed under the direction of its Board. The Board of Directors meets periodically to review significant developments affecting the Company and to act on matters requiring its approval. The Board of Directors held ten meetings during 2000. All members attended 75% or more of the meetings of the Company's Board of Directors and the respective committees on which they serve.

     The Company's Board of Directors maintains two standing committees: a Compensation and Incentive Stock Option Committee, and an Audit Committee. Members of these Committees are elected annually at the Board of Directors' meeting following the annual meeting of shareholders.

     The Compensation and Incentive Stock Option Committee of the Company's Board of Directors currently consists of Daniel Raynor, Thomas J. Martinson and Bret R. Maxwell. Mr. Raynor is the Committee's chair. The Committee's primary responsibilities are to formulate and recommend to the Board of Directors the compensation package for the Company's President and Chief Executive Officer; to formulate and recommend to the Board of Directors the terms of the Company's Management Incentive Compensation Plan; to recommend approval of and administer any other employee compensation and incentive plans; and to periodically review and make recommendations on the Company's general salary administration plan. The Committee held three meetings during 2000, which were attended by all its members.

     The Audit Committee of the Company's Board of Directors currently consists of Thomas J. Martinson, Charles Cooper and Bret R. Maxwell. Mr. Maxwell is the Committee's chair. The Audit Committee recommends to the Board of Directors the appointment of the firm selected to be independent auditors for the Company and monitors the performance of such firm; reviews and approves the scope of the annual audit and evaluates with independent auditors the Company's annual audit and annual financial statements; reviews the status of internal accounting controls with management; evaluates problem areas having a potential financial impact on the Company which may be brought to its attention by management, the independent auditors or the Board of Directors; and evaluates all public financial reporting documents of the Company. The Audit Committee held four meetings during 2000, which were attended by all of its members except one meeting missed by Mr. Martinson.

     The Company's Board of Directors currently does not have a Nominating Committee. The functions customarily attributable to a Nominating Committee are performed by the Board of Directors as a whole. The Board of Directors will consider nominees recommended by security holders. For a security holder to recommend a nominee to the Board, the security holder must contact a member of the Board by mail in care of the Company and supply the following information:

     --     The  security  holder's  name,  address  and  phone  number.
     --     The  number  of  shares  of  the  Company's Common Stock held by the security  holder.
     --     The  name,  address, phone number and brief biography of the nominee recommended  by  the  security  holder.
     --     A  statement by the security holder as to why he or she believes the recommended nominee should be nominated to stand for election to the Company's Board of Directors.

     The Board of Directors will consider any nominee recommended by any security holder as long as such recommendation is received at least six months, but no longer than twelve months, prior to the next regularly scheduled annual meeting of shareholders.

     None of the individuals serving on the Compensation and Incentive Stock Option Committee is, or has been an officer or an employee of the Company or its subsidiaries. In reaching compensation decisions concerning executive officers other than Mr. Laskey, the President and CEO of the Company from the beginning of the 2000 fiscal year through November 2000, the Committee took into account discussions with recommendations by Mr. Laskey. There was no other involvement by the Company's executive personnel in the Committee's deliberations and Mr. Laskey did not participate in such deliberations.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2001, management was notified of a dispute involving the effect on the conversion price of the Series C Preferred Stock as a result of the issuance of certain stock options by the Company. The dispute involved whether or not the terms of the Series C Preferred Stock were originally intended to exclude from adjustments to the conversion price of the Series C Preferred Stock, issuances or grants of dilutive securities pursuant to its employee benefit plans or employment contacts. The Company and its Series C Preferred Stockholders agreed to resolve this dispute and stipulate that the exclusion language should have been included in the Amended Articles of Incorporation from inception and therefore that no adjustment in conversion price was due to them in exchange for certain other revisions to the terms of the Series C Preferred Stock. On March 30, 2001, the Company and the holders of the Series C Preferred Stockholders agreed to amend the Company's Articles of Incorporation relating to the adjustment of the conversion price of the Series C Preferred Stock to specifically exempt dilutive securities issued in connection with employee benefit plans or employment contracts after the issuance of the Series C Preferred Stock, in exchange for creating a Contingent Dividend provision for the Series C Preferred Stock shareholders. The Contingent Dividend will be payable only upon conversion or a change of control, as defined, in an amount equal to the greater of $125,000 or an accumulated amount calculated beginning January 1, 2001 at the rate of $0.08 per annum per share of Series C Preferred Stock. Bret R. Maxwell and Daniel Raynor, directors of the Company, are officers of the managing general partners of Riverside Partnership and Argentum Capital Partners, LP, respectively, which are investment funds that hold 93% of the outstanding Series C Preferred Stock.

                               EXECUTIVE OFFICERS


     The  names,  ages  and  positions  of  the  Company's executive officers are:


  NAME                 AGE       OFFICER POSITION
  ----                 ----      ----------------
  Jerry L. Carson      60        Chairman of the Board and Treasurer
  Christopher Assif    39        Chief Executive Officer
  John P. Fingado      32        President and Chief Operating Officer
  Brian Greco          34        Secretary


     See Nominees For Election To The Board Of Directors for Jerry L. Carson and Christopher Assif.

     Officers are elected annually by the Board of Directors, or appointed by the Company's President, to hold office until the earlier of their death, resignation or removal.

     JOHN P. FINGADO has been the Company's President and Chief Operating Officer since November 2000, and Vice President and General Manager of the Company's Pathology Group since September 1999. Mr. Fingado joined the Company in connection with the acquisition of Collaborative Medical Systems, Inc. (CoMed) in December of 1996. Mr. Fingado's tenure with CoMed began in 1991 and he held several positions in operations and development. However, from February 1999 through June 1999 Mr. Fingado was employed by The Redtop Company, LLC, a medical software technology company, as Director of Production.

     BRIAN GRECO was elected Secretary of the Company in April 2001, and he served the Company as Controller since April 1999, Assistant Controller from October 1997 through March 1999. Mr. Greco was Vice President of Greco's Concrete, Inc. from January 1996 - October 1997. From 1991 to 1996, Mr. Greco was a Corporate Accountant for S&H Fabricating and Engineering, Inc. Mr. Greco holds a B.S. degree in Accounting from the University of Central Florida.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of March 1, 2001, with respect to each class of the Company's equity securities beneficially owned by: (a) each director and nominee for director of the Company, (b) each of the Named Executive Officers covered by the Summary Compensation Table, (c) all directors and executive officers of the Company as a group, and (d) each person known by the Company beneficially owning more than 5% of the outstanding voting securities of the Company. Except as otherwise indicated, the persons named in the table have sole investment and voting power with respect to all such securities owned by them.


                                           SERIES  C  PREFERRED  STOCK  **
                                        ---------------------------------

NAME AND ADDRESS                        AMOUNT AND NATURE OF  PERCENTAGE
OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP   OF CLASS
--------------------------------------  --------------------  -----------
Riverside Partnership                                640,000      64.00 %
233 South Wacker Dr., Suite 9500
Chicago, IL 60606

Argentum Capital Partners, LP                        290,000      29.00 %
405 Lexington Avenue, 54th Floor
New York, NY 10174

Bret R. Maxwell (1)                                  640,000      64.00 %
233 South Wacker Dr., Suite 9500
Chicago, IL 60606

Daniel Raynor (2)                                    610,000      61.00 %
c/o The Argentum Group
405 Lexington Avenue, 54th Floor
New York, NY 10174

All Directors and Officers as a Group                930,000      93.00 %
(2 Persons)


*     Less  than  1%

** Series C Preferred Stock is non-voting unless dividends are in arrears for two calendar quarters. As of the established record date of April 25, 2001 the Series C Preferred Stock is non-voting.

(1)  By   reason of  Mr.  Maxwell's  status as the  ultimate  general partner of
     Riverside  Partnership,   amount   includes   640,000   Series C  Preferred
     Shares owned by Riverside  Partnership.

(2) Includes indirect beneficial ownership of Argentum Capital Partners, LP ("ACP") 290,000 and 50% of Riverside Partnership's ("Riverside"), Series C Preferred Shares by reason of Mr. Raynor's status as controlling person of ACP and general partner of Riverside.



                                                           COMMON  STOCK
                                            ---------------------------------------------


NAME AND ADDRESS                            AMOUNT AND NATURE OF       PERCENTAGE
OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP* (1)  OF CLASS (2)
------------------------------------------  -------------------------  ------------------

Riverside Partnership(3)                          2,542,200                 12.55 %
233 South Wacker Dr., Suite 9500
Chicago, IL 60606

Walter Barandiaran (4)                            2,685,850                 12.17 %
245 East 93rd Street, Apt. 26D
New York, NY 10128

Daniel Raynor (5)                                 2,651,850                 12.02 %
c/o The Argentum Group
405 Lexington Avenue, 54th Floor
New York, NY 10174

Bret R. Maxwell (6)                               2,596,600                 11.80 %
233 South Wacker Dr., Suite 9500
Chicago, IL 60606

First Analysis Corporation (7)                    2,542,200                 11.57 %
233 South Wacker Dr., Suite 9500
Chicago, IL 60606

Oliver Nicklin (8)                                2,542,200                 11.57 %
233 South Wacker Dr., Suite 9500
Chicago, IL 60606

State of Wisconsin                                1,550,000                 7.98 %
Post Office Box 7842
Madison, WI  53707

Mitchel J. Laskey (9)                             1,556,355                 7.68 %
2332 Alaqua Drive
Longwood, FL 32779

BancAmerica Robertson, Stephens & Co. (10)        1,271,100                 6.14 %
405 Lexington Avenue, 54th Floor
New York, NY 10174

Schneur Z. Genack (11)                            1,271,100                 6.14 %
405 Lexington Avenue, 54th Floor
New York, NY 10174

Argentum Environmental Corporation  (12)          1,271,100                 6.14 %
405 Lexington Avenue, 54th Floor
New York, NY 10174

Argentum Capital Partners, LP(13)                 1,155,750                 5.84 %
405 Lexington Avenue, 54th Floor
New York, NY 10174


                                        8

Charles Cooper (14)                                 423,302                 2.17%
25 Fairfield Street
Newton, MA  02460

Christopher Assif                                   168,500                 *
1000 W. Washington Blvd., #503
Chicago, IL  60607

Thomas J. Martinson (15)                            167,000                 *
140 Barry Avenue North
Wayzata, MN  55391

Jerry L. Carson (16)                                 72,500                 *
Portofino Tower PH4003
300 South Pointe Drive
Miami Beach, FL  33139

John P. Fingado (17)                                 22,301                 *
114 Groton School Road
Ayer, MA 01432

Michael Pomerance (18)                               22,304                 *

Joseph M. Johnson (19)                               17,111                 *

All Directors and Officers as a Group             6,456,733                26.48%
(12 Persons)

*    Less than 1%



(1) In accordance with Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner of a security for purposes of the rule if he or she has or shares voting power or dispositive power with respect to such security, or has the right to acquire such ownership within 60 days. As used herein, "voting power" is the power to vote or direct the voting of shares and "dispositive power" is the power to dispose or direct the disposition of shares, irrespective or any economic interest therein.

(2) In calculating the percentage ownership for a given individual or group, the number of shares of Common Stock outstanding includes unissued shares subject to options, warrants, rights, or conversion privileges exercisable within 60 days held by such individual or group, but are not deemed outstanding by any other person or group.

(3) Includes 640,000 shares of Common Stock currently issuable upon conversion of the Series C Preferred Stock owned by Riverside Partnership, and 192,000 shares of Common Stock that Riverside Partnership may acquire upon the exercise of Common Stock purchase warrants.

(4) Includes 42,000 shares of Common Stock owned by Mr. Walter Barandiaran through his individual retirement account, and 42,000 shares of Common Stock held by an individual retirement account for the benefit of his spouse and controlled by Mr. Barandiaran pursuant to a power of attorney. Additionally, by reason of Mr. Barandiaran's status as controlling persons of Argentum Capital Partners, LP ("ACP"), The Argentum Group ("TAG"), and the general partner of Riverside Partnership (Riverside), the table includes indirect beneficial ownership by him of 1,155,750 shares of Common Stock owned by ACP, 1,271,100 shares (50%) of Common Stock owned by Riverside and 175,000 additional shares of Common Stock which may be acquired by TAG upon the exercise of Common Stock purchase warrants.

(5) Includes 28,500 shares of Common Stock that Mr. Daniel Raynor may acquire upon the exercise of Common Stock purchase warrants.Additionally, by reason of Mr. Raynor's status as controlling person of ACP, TAG and the general partner of Riverside Partnership (Riverside), the table includes indirect beneficial ownership by him of 1,155,750 shares owned by ACP, 1,271,100 shares (50%) of Common Stock owned by Riverside, and 175,000 additional shares which may be acquired by TAG upon the exercise of Common Stock purchase warrants.

(6) Includes 28,500 shares of Common Stock that Mr. Maxwell may acquire upon the exercise of Common Stock purchase warrants. Additionally, by reason of his status as the ultimate general partner of Riverside Partnership (Riverside), Mr. Bret R. Maxwell may be deemed to be the indirect beneficial owner of 2,542,200 shares of the Common Stock owned by Riverside.

(7) By reason of its status as an ultimate general partner of Riverside Partnership (Riverside), First Analysis Corporation ("FAC") may be deemed to be the indirect beneficial owner of 2,542,200 shares of the Company's Common Stock owned by Riverside.

(8) By reason of Mr.Oliver Nicklin's status as the majority stockholder of FAC, the ultimate general partner of Riverside Partnership (Riverside), includes 2,542,200 shares of Common Stock of Riverside attributed to Mr. Nicklin as the indirect beneficial owner.

(9)  Includes  835,000   shares  of Common  Stock that Mr. Mitchel J. Laskey may
     acquire upon  the  exercise  of  Common  Stock  purchase  warrants.

(10) By reason of BancAmerica Robertson, Stephens & Company's status as ultimate general partner of Riverside Partnership (Riverside), includes 1,271,100 shares (50%) of Common Stock owned by Riverside attributed to BancAmerica Robertson, Stephens & Co. as the indirect beneficial owner.

(11) By reason of Schneur Z. Genack's status as ultimate general partner of Riverside Partnership (Riverside), includes 1,271,100 shares (50%) of Common Stock owned by Riverside attributed to Schneur Z. Genack as the indirect beneficial owner.

(12) By reason of Argentum Environmental Corporation's status as ultimate general partner of Riverside Partnership (Riverside), includes 1,271,100 shares (50%) of Common Stock owned by Riverside attributed to Argentum Environmental Corporation as the indirect beneficial owner.

(13) Includes 290,000 shares of Common Stock issuable upon conversion of the Series C Preferred Stock owned by Argentum Capital Partners, LP, and 87,000 shares on Common Stock that Argentum Capital Partners, LP may acquire upon the exercise of Common Stock purchase warrants.

(14) Includes 10,200 shares of Common Stock that Mr. Charles Cooper may acquire upon the exercise of Common Stock purchase warrants and 30,000 shares for which Mr. Cooper's spouse is the trustee under the Uniform Gifts to Minors Act.

(15) Includes 25,000 shares held by Ms. Joan Martinson. Thomas and Joan Martinson are husband and wife. Also includes 27,000 shares of Common Stock that Mr. Thomas J. Martinson may acquire upon exercise of Common Stock purchase warrants.

(16) Includes 30,000 shares of Common Stock that Mr. Jerry L. Carson may acquire upon the exercise Common Stock purchase warrants.

(17) Includes 10,000 shares of Common Stock that Mr. John P. Fingado may acquire upon the exercise of Common Stock purchase warrants.

(18) Includes 21,650 shares of Common Stock that Mr. Michael Pomerance may acquire upon the exercise of Common Stock purchase warrants.

(19) Includes 10,400 shares of Common Stock that Mr. Joseph M. Johnson may acquire upon the exercise of Common Stock purchase warrants.

            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of the Company to file reports with the Securities and Exchange Commission indicating their holdings of, and transactions in, the Company's equity securities. Specific due dates for these reports have been established, and the Company is required to report in this proxy statement any failure to comply wherewith during the fiscal year ended December 31, 2000. To the Company's knowledge, based solely on a review of the copies of the reporting forms furnished to it and upon the written representations received from certain persons that no other reports were required, the directors and executive officers of the Company have complied with all their filing requirements under Section 16(a) during the 2000 fiscal year, except as follows:




                 Number of
                 Relationship        Number of     Number of Transactions
Name of Insider  to the Registrant  Late Reports  Reported Late            Forms Not Filed
---------------  -----------------  ------------  -----------------------  ---------------

Jerry Carson     Director           1              1                        0
Charles Cooper   Director           1              1                        0
Joseph Johnson   Officer            1              0                        0
Mary Lu Lander   Officer            1              1                        1
John McGibbon    Officer            1              1                        1

The  Company  is  not  aware  of  any  other  late  or  incorrect  filing.

                             AUDIT COMMITTEE REPORT

     The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of the Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4310 (c) (26) (B) (i), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200 (a) (15).

     On January 24, 2000, the Board of Directors adopted a charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement. The charter specifies the scope of the Audit Committee's responsibility and how it carries out those responsibilities. In accordance with its written charter adopted by the Board of Directors, the Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants. In addition, the Audit
Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

     1. reviewed and discussed the audited financial statements with management and with BDO Seidman LLP, the Company's independent public accountants;

     2. discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standard No. 90;

     3. reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

          The Company's audit committee has considered whether the non-audit services provided by the Company's auditors in connection with the year ended December 31, 2000 were compatible with the auditor's independence.

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission.

                                   SUBMITTED BY THE FISCAL 2000 AUDIT COMMITTEE:
                                             Bret  Maxwell  (Chair)
                                             Thomas  Martinson
                                             Charles  Cooper


                  SERVICES PERFORMED BY THE COMPANY'S AUDITORS

     For the year ended December 31, 2000, the Company incurred professional fees and out-of-pocket expenses to its auditors in the amount of $121,726, of which $113,316 related to auditing and quarterly review services and $8,410 related to income tax and other special services. Approximately 87% of the total hours spent by the auditors in carrying out the audit of the Company's financial statements for the year ended December 31, 2000 were spent by members of the BDO Alliance network of firms. Such members are not full-time, permanent employees of BDO Seidman, LLP.

                             EXECUTIVE COMPENSATION

REPORT  OF  COMPENSATION  COMMITTEE

     The Compensation and Incentive Stock Option Committee (the "Compensation Committee") is charged with the formulation and oversight of the Company's general compensation policies and plans, including those for its executive officers. The Committee consists of Daniel Raynor, its chair, Thomas J.
Martinson and Bret R. Maxwell, all of who are independent members of the Company's Board of Directors.

     The Company's general compensation policies are designed to attract and retain exceptional employees at all levels of the organization. Specific policies exist for members of the Company's sales organization to incent those people to increase the Company's operating revenues. Additional policies for certain of the Company's executives and other key employees focus those employees' energies on the Company's long-term strategies for growth, profitability and enhancement of shareholder value. The Compensation Committee makes recommendations to the Board regarding the compensation of the Chief Executive Officer and any other executive officer that also serves as a director. The Chief Executive Officer does not participate in discussions about his compensation matters or in the making of recommendations by the Compensation Committee about his compensation. The Board of Directors (other than any directors) who are executive officers must approve all compensation actions regarding the Chief Executive Officer and any other executive officer that also serves as a director. During 2000, the Board of Directors approved all such actions which were recommended by the Compensation Committee related to the Compensation of the Chief Executive Officer and any other executive officer who also served as a director. The principal elements of these policies are:

          Base Salary: Base salaries are set for all employees through the use of a compensation matrix which identifies ranges of salaries for each job level as well as performance standards within each level. The matrix is adjusted annually for changes in the Consumer Price Index, and is designed to provide employees receiving positive performance reviews with a base salary approximating the 75th percentile among salaries for similar positions within the Company's peer group. The Committee annually reviews the salaries of executives in relation to this matrix and in conjunction with the executives' performance reviews and with the salaries suggested by the President and CEO.

          Sales Commissions: The Company provides direct sales representatives and sales management personnel with commissions in addition to their base salary. The commissions are paid on the achievement of certain sales goals under the Company's Sales Policy and Commission Plans which are administered by the President and CEO, and the product line Vice President and General Managers.

          Management Incentive Compensation: Executive officers and managers of the Company are eligible to receive cash incentives under the Company's Management Incentive Compensation (MIC) Plan which is administered by the President and CEO under the direction of the Compensation Committee. Awards under this Plan may be recommended annually by the President and CEO, and require the approval of the Compensation Committee.

          Incentive Stock Option Plan: As additional incentive for the Company's executives and other key employees to build shareholder value, stock options have been awarded under the Company's 1983, 1993, and 2000 Incentive
Stock Option Plans. Under provisions of the Internal Revenue Code, options granted under these Plans are considered "Incentive Stock Options." The Compensation Committee functions as the Company's Incentive Stock Option Committee and is responsible for approving all awards under these Plans. Grants of options under the 1983 and 1993 Plans are no longer allowed as those Plans have expired. Grants under the 2000 Plan, which was approved by the shareholders in 2000, are permitted until 2010.

          Director and Management Stock Warrant and Option Plan: In order to attract and incent directors and key managers of the Company, options and warrants for the Company's Common Stock may be granted under the Company's Director and Management Stock Warrant and Option Plan which was approved by the shareholders in 1993. Grants under this Plan are made under the direction of the Compensation Committee and are "non-qualified" as that term is defined in the Internal Revenue Code.

          Employee Stock Purchase Plan: The Company adopted the Employee Stock Purchase Plan in 1993 for the purpose of encouraging full time employees to become shareholders in the Company. Employees pay for their shares through voluntary payroll deductions. This Plan qualifies for favorable tax treatment to employees under Section 421 and 423 of the Internal Revenue Code.

          401(k) Plan: The Company's 401(k) Plan authorizes the Board of Directors to establish periodic employer matching contributions to the accounts of employees making qualifying elective deferrals. During 2000, the 401(k) Plan employer match was established by the Company's Board of Directors at 30% of qualifying employee contributions. Also during 2000, the Company's Board of Directors recommended and shareholders approved payment of this match in common stock of the Company.

     CEO Compensation: Mr. Assif served as the Chief Executive Officer of the Company for part of the 2000 fiscal year. Mr. Assif's compensation was established in his employment agreement which was approved by the Board of Directors on June 16, 2000. In 2000, Mr. Assif's compensation package consisted of the base salary, a signing bonus, a targeted annual bonus, stock options, and other benefit programs similar to other executive officers of the Company. Mr. Assif's targeted annual bonus of $200,000, payable in quarterly increments, for fiscal year 2000 was based 60% on the Company attaining certain targets and 40% on Mr. Assif achieving certain individual objectives. In determining Mr. Assif's compensation, the Committee reviewed the compensation paid to CEO's of comparable companies. The Committee provided stock based compensation to Mr. Assif, consisting of both stock options and the right to purchase restricted stock, to further link his remuneration to the return received by our Company's shareholders.

     During the 2000 fiscal year, Mr. Laskey served as Chief Executive Officer until November 8, 2000. The Committee established Mr. Laskey's compensation as CEO in substantially the same manner in which it was established Mr. Assif's compensation. Mr. Laskey's compensation was established in his employment agreement effective January 1, 2000. Mr. Laskey's compensation package consisted of a base salary, a targeted annual bonus, a special bonus, and other employee benefits programs similar to other executive officers of the Company. Mr. Laskey's base compensation was established in his employment agreement by comparing the compensation paid to CEO's of comparable companies. Mr. Laskey's targeted annual bonus of $100,000 was based on the Company achieving certain targets. The special bonus of up to $100,000, as determined by the Board of Directors, was payable upon the closing of significant strategic transactions involving an investment in or a new distribution channel for the Company.


                                   Dynamic  Healthcare  Technologies,  Inc.
                                     Compensation  and  Incentive Stock  Option
                                     Plan  Committee
                                   Daniel  Raynor,  Chairman
                                   Thomas  J.  Martinson
                                   Thomas  J.  Martinson
                                   Bret  R.  Maxwell

SUMMARY  COMPENSATION  TABLE

     The following table is a summary of the annual, long term, and other compensation of the Company's Chief Executive Officer and the other six most highly compensated executives whose total compensation exceeded $100,000 for the 2000 fiscal year (collectively, the "Named Executive Officers").


                                                                            Long-Term Compensation
                                      Annual Compensation                      Awards     Payouts
                                      -------------------                      ------     -------


                                                                          Securities
                                                          Other Annual    Underlying      LTIP      All Other
Name and Principal                  Salary      Bonus     Compensation   Options/SARs   Payouts    Compensation
Position                    Year     ($)       ($)(6)         ($)             (#)         ($)         ($)(2)
--------------------------  ----  ----------  ---------  --------------  -------------  --------  --------------
Jerry L. Carson             2000  $30,000(4)       ---   $     1,500(4)      50,000(5)       ---            ---
Chairman of the Board       1999        ---        ---   $     1,215(4)           ---        ---            ---


Christopher Assif           2000  $ 121,875   $ 97,625             ---      300,000(9)       ---  $       2,025
Chief Executive Officer

John P. Fingado             2000  $ 144,510   $ 21,250             ---      100,000(5)       ---  $       3,035
President and Chief
Operations Officer


Mitchel J. Laskey           2000  $ 300,000        ---   $   315,000(8)     135,000(5)       ---  $       3,150
Consultant                  1999  $ 300,000   $100,000   $    67,900(1)           ---        ---  $       3,000
(Former CEO and President)  1998  $ 300,000        ---   $    15,000(1)     497,500(3)       ---  $       3,000


Paul S. Glover              2000  $ 175,000        ---             ---       50,000(5)       ---  $       3,150
VP Finance, Secretary       1999  $ 154,687   $ 85,000   $    22,176(1)      75,000(5)       ---  $       3,000
and CFO                     1998  $ 150,000        ---             ---       95,000(5)       ---  $       3,000


Michael Pomerance           2000  $ 140,000   $  8,750   $     3,334(7)           ---        ---  $       1,680
VP and General Manager-     1999  $ 102,500   $ 16,500   $    97,720(7)      28,500(5)       ---  $         615
Radiology


Joseph M. Johnson           2000  $  95,000        ---   $    71,048(7)           ---        ---  $       3,150
Vice President, Pathology
Sales


(1)  Amounts  paid  as  car  allowance,  club  dues,  travel  related  payments  and  other  compensation.
(2)  Company  contributions  to  the  individual  employees  401(k)  Retirement  Plan.
(3)  Awarded  pursuant  to  employment  agreements.
(4)  Compensation  for  serving  as  Chairman  of  the  Board.
(5)  Options  awarded  under  the  Company's  Incentive  Stock  Option  Plan.
(6)  Management  incentive  compensation  bonuses.
(7)  Sales  commissions.
(8)  The Company's Board of Directors accepted the resignation of Mr. Laskey from his position as CEO, President and  Treasurer, effective  November  15,  2000.  Other  compensation  includes  severance  compensation  of  $300,000.
(9)  Includes  148,000  employment  options  granted and exercised in 2000 and 152,000 options awarded under the
     Company's Incentive  Stock  Option  Plan.

                            OPTION GRANTS DURING 2000

     As of December 31, 2000 the Company did not have any long-term incentive plans, nor had it awarded any restricted stock. The following table sets forth information relative to the award of stock options to the Named Executive Officers covered by the Summary Compensation Table during 2000. The Company has not granted any stock appreciation rights.

                                                                            Potential Realizable Value
                                                                             at Assumed Annual Rates
                                                                           of Stock Price Appreciation
                                              Individual Grant                     for Option Term
                            ---------------------------------------------------  -------------------
                    Number of    Percent of
                    Securities   all Options
 Name               Underlying   Granted to     Exercise                Grant Date
                    Options      Employees      Price Per   Expiration  Market
                    Granted      in 2000        Share       Date        Price      5% ($)     10% ($)
-----------------  ------------  -------------  ---------  --------   ---------  ---------  --------
Jerry L. Carson      50,000(1)          6.1%  $   1.6410     1/04/10  $      1.6410  $  51,601  $ 130,767
Christopher Assif   152,000(1)         18.7%  $   1.6400     6/16/10  $      1.6400  $ 156,771  $ 397,288
Christopher Assif   148,000(2)         18.2%  $   1.6400     6/16/10  $      1.6400  $   1,982  $   3,886
Mitchel J. Laskey   135,000(1)         16.6%  $   2.0000     1/14/10  $      2.0000  $ 169,802  $ 430,310
John P. Fingado     100,000(1)         12.3%  $   0.9065    11/15/10  $      0.9065  $  57,009  $ 144,473
Paul S. Glover       50,000(1)          6.1%  $   1.6900      1/3/10  $      1.6900  $  53,142  $ 134,671

(1)     Options  awarded  under  the  Company's  Incentive  Stock  Option  Plan.
(2)     Options  awarded  in  connection  with  Mr.  Assif's  Employment  Agreement.



                         AGGREGATED OPTION EXERCISES DURING 2000 FISCAL YEAR AND
                                         YEAR END OPTION VALUES

     The  following  table  sets  forth  information  relative  to  stock options exercised by the Named
Officers  during  2000  and values of stock options held by those officers that were outstanding at year end:
                                                      Number of      Number of
                                                     Securities     Securities      Value of     Value of
                                                     Underlying     Underlying    Unexercised   Unexercised
                       Number of                     Unexercised    Unexercised   In-The-Money  In-The-Money
                        Shares                       Options at     Options at     Options at    Options at
                       Acquired on   Dollar Value     Year-End       Year-End       Year-End      Year-End
Name                    Exercise      Realized       Exercisable   Unexercisable   Exercisable  Unexercisable
--------------------  -----------  --------------  --------------  -------------  ------------  -------------
Jerry L. Carson                --             --        9,000         54,000            --             --
Christopher Assif         148,000             --           --        152,000            --             --
Mitchel J. Laskey          20,000  $         310      835,000             --            --             --
John P. Fingado                --             --       10,000        115,000            --             --
Paul S. Glover                 --             --      110,000        123,500            --             --
Michael A. Pomerance           --             --       20,300         17,700            --             --
Jay Johnson                    --             --        7,700          6,300            --             --


                     MANAGEMENT INCENTIVE COMPENSATION PLAN

     The Company has a Management Incentive Compensation ("MIC") Plan that is administered by the President and CEO under the direction of the Compensation Committee of the Board of Directors. Cash distributions may be made annually based on the Company's overall financial performance, the individual employee's performance against pre-determined objectives, and discretionary amounts determined by the Committee. Company executives, directors and managers, receive distributions from the pool which are determined by the Compensation and Incentive Stock Option Plan Committee based on recommendations from the Company's President and CEO. There was $161,450 of MIC Plan benefits earned by employees participating in the Plan during 2000.

                              EMPLOYMENT CONTRACTS

On June 16, 2000, the Company entered into an Employment Agreement with Mr. Christopher Assif, currently serving as the Company's Chief Executive Officer. The term of the agreement is for one year and provides for a base annual salary of $225,000 and a signing bonus of $90,000. The severance arrangement included in the agreement provides that upon a triggering event as defined in the agreement (including a change in control), Mr. Assif is entitled to receive a lump-sum payment equal to compensation for one year, plus the immediate vesting of all of his then outstanding stock options, warrants and stock appreciation rights, if any. Under the agreement Mr. Assif was also granted 152,000 common stock options at an exercise price of $1.64 per share under the Company's 2000 ISO Plan, and his target annual bonus was set at $200,000. The target annual bonus is to be earned quarterly, 60% or $30,000 per quarter based on the achievement of individual objectives set by the Company's Board of Directors, and 40% or $20,000 per quarter based on the corporation meeting its financial target for the quarter, as determined and approved by the Company's Board of Directors. Under the agreement, Mr. Assif also received the right to purchase up to 148,000 restricted shares of the Company's Common Stock, exercisable for 60 days at a price of $1.64 through the execution of a promissory note. On August 8, 2000 the Company issued the full 148,000 shares of common stock and received a promissory note in the amount of $242,720 payable to the Company on or before August 8, 2003. Interest on the recourse note is payable annually in arrears and accrues at the rate of nine percent (9%) per annum. This note may be prepaid in whole or part at any time without penalty. On January 1, 2001 Mr. Assif's base annual salary was increased to $250,000, and on January 11, 2001 Mr. Assif's annual target bonus was reduced to $10,000 per quarter based on individual objectives and $15,000 per quarter based on financial targets. Also on January 11, 2001, Mr. Assif received an additional 125,000 common stock options at an exercise price of $.75 per share under the Company's 2000 ISO Plan.

On November 15, 2000, the Company entered into an Employment Agreement with Mr. John Fingado to serve as President and COO. The term of the agreement is for one year and provides for a base annual salary of $175,000. The severance arrangement included in the agreement provides that upon a triggering event as defined in the agreement (including a change in control), Mr. Fingado is entitled to receive a lump-sum payment equal to compensation for one year, plus the immediate vesting of all of his then outstanding stock options, warrants and stock appreciation rights, if any. Under the agreement Mr. Fingado was also granted 100,000 common stock options at an exercise price of $.9065 per share under the Company's 2000 ISO Plan, and his target annual bonus was set at $125,000. The target annual bonus is to be earned quarterly, 40% or $12,500 per quarter based upon achievement of individual objective established by the Company's CEO, and 60% or $18,750 per quarter based upon the corporation meeting its financial target for the quarter, as determined an approved by the Company's Board of Directors. On January 11, 2001 Mr. Fingado's annual target bonus was reduced to $6,000 per quarter based on individual objectives and $9,000 per quarter based on financial targets. Also on January 11, 2001, Mr. Fingado received an additional 87,500 common stock options at an exercise price of $.75 per share under the Company's 2000 ISO Plan.

On November 15, 2000, the Company entered into an Amended Employment Agreement with Mr. Mitchel J. Laskey, the former CEO of the Company and a continuing Director, to serve as a Consultant to the Company through December 31, 2001, while transitioning his prior duties as CEO. The amended agreement authorizes Mr. Laskey to be paid an annual salary of $200,000 effective January 1, 2001 through December 31, 2001 for his service as a Consultant and as a member of the Company's Board of Directors. In addition, Mr. Laskey received $300,000 in severance benefits payable in increments corresponding to the employer's normal payroll cycles over the year ending December 31, 2001. Upon the occurrence of a Change of Control, as defined in the agreement, any remaining unpaid severance payments and a special bonus of $100,000 accelerate and become due and payable in full. On April 27, 2001, notice of termination was given to Mr. Laskey under terms of the Consulting Agreement effective June 1, 2001. Mr. Laskey's severance benefits and special bonus arrangements are unaffected by the termination of his Consulting Agreement.

In  November,  2000,  the  Company  extended  Mr.  Paul  S.  Glover's Employment
Agreement to serve as Vice President of Finance, and Chief Financial Officer through December 31, 2001 with a base salary of $200,000 per annum. On April 20, 2001 the Company entered into a Separation Agreement, which terminates Mr. Glover's service effective April 30, 2001. Pursuant to the Separation Agreement Mr. Glover will receive $100,000 in severance and bonus compensation on April 30, 2001, and will be paid additional severance equal to his current effective salary and benefits in increments corresponding to the employer's normal payroll cycles through December 31, 2001. Upon the occurrence of a Change of Control, as defined in the agreement, any remaining unpaid severance payments and a special bonus of $66,667 accelerate and become due and payable in full. Mr. Glover's employment options become 100% vested and exercisable through April 30, 2002 and his covenant not to compete was reduced to six months.

                            OTHER COMPENSATION PLANS

INCENTIVE  STOCK  OPTION  PLAN

     The Company adopted an Incentive Stock Option Plan in 1993. Under the 1993 Plan options may be exercised for periods up to ten years from date of grant or, in the case of holders of 10% or more of the Company's Common Stock, five years from date of grant. The exercise price of the options granted under the Plan may not be less than 100% of the fair market value of the Company's Common Stock on the grant date or, in the case of holders of 10% or more of the Company's
Common Stock, 110% of the fair market value of the Company's Common Stock at grant date. Options may be exercised to acquire 40% of the shares subject to the option after one year, 70% of the shares subject to the option after two years and 100% of the shares subject to the option vesting after three years.

     During 2000 the Company amended the 1993 Plan, merging it into the new 2000 Incentive Stock Option Plan ("2000 Plan"), and increasing the shares of common stock reserved for issuance thereunder to 2,500,000 shares. All other terms and provisions of the 1993 Plan set forth above remained the same. The 2000 Plan is managed by the Compensation Committee appointed from members of the Board of Directors who are not eligible to participate in the 2000 Plan. As of March 31, 2001, under the 2000 Plan, there were unexpired options outstanding and unexercised for an aggregate of 2,088,053 shares of Common Stock. As of March 31, 2001, the market value for the shares underlying these unexercised options was approximately $1,437,000. The total proceeds the Company would realize upon the exercise of all 2000 Plan options outstanding at March 1, 2001, was approximately $3,223,000.

     Options granted under the 2000 Plan are "Incentive Stock Options" pursuant to Section 422A of the Internal Revenue Code. Employees do not recognize income at the time of the grant or exercise of an option. Employees will recognize capital gain or loss, as the case may be, at the time of the subsequent sale of the Common Stock issued upon the exercise of the option. The Company will not recognize income at either the time of the option grant or at the time of the exercise.

     All full-time permanent Company employees are eligible to participate under both Plans. Options may be exercised by payment of cash to the Company.

DIRECTOR  AND  MANAGEMENT  STOCK  WARRANT  AND  OPTION  PLAN

     The Company adopted the Director and Management Stock Warrant and Option Plan ("D & M Plan") in 1993 for the issuance of stock purchase warrants and stock options to directors, officers and key management employees of the Company. Grants under the D & M Plan are made under the direction of the Company's Compensation Committee. The purpose of the D & M Plan is to attract and retain talented directors, officers and key management employees of the Company.

     The Company has reserved 650,000 shares of its Common Stock for issuance upon the exercise of warrants and options granted under the D & M Plan. As of March 1, 2001, there were unexpired D & M Plan warrants and options outstanding and unexercised for shares totaling 275,000. The market value for shares underlying these warrants and options was approximately $163,350 as of March 1, 2000. The total proceeds the Company would receive upon the exercise of these warrants and options outstanding at March 1, 2001 were approximately $994,232. Under the D & M Plan, warrants to directors are to be issued with an exercise price equal to the average of the closing bid and ask prices of the Company's Common Stock on the date of issuance. Options to employees and officers are to be issued with an exercise price of no less than 85% of the fair market value of the Company's Common Stock on the date of issuance.

     The D & M Plan does not qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended. As such, warrant holders and optionees will not realize income at the time of the warrant or option grant. They will recognize ordinary compensation income at the time of the exercise of the warrant or option to the extent of the difference of the exercise price and the fair market value of the underlying Common Stock at the time of exercise. Warrant holders and optionees will recognize either a capital gain or capital loss at the time of the eventual sale of the Common Stock received on exercise, computed as the difference between the sale price of the Common Stock and its fair market value on the exercise date.

EMPLOYEE  STOCK  PURCHASE  PLAN

     The Company adopted the Employee Stock Purchase Plan in 1993 for the purpose of encouraging full-time employees to become shareholders in the Company. The Company has reserved 600,000 shares of its Common Stock for issuance pursuant to purchases under this Plan. Under this Plan as of March 1, 2001, 429,581 shares have been issued generating proceeds to the Company of $633,534.

     The price for stock purchased under this Plan will be the lesser of 85% of the average bid and ask prices of the Company's Common Stock at the beginning of and at the end of each six month purchase period. Employees pay for the shares through payroll deductions. This Plan qualifies for favorable tax treatment to employees under Sections 421 and 423 of the Internal Revenue Code.

                            COMPENSATION OF DIRECTORS

     Under a policy established by the Company's Board of Directors, "outside directors", meaning those who are not also employees of the Company, are compensated at the rate of $500 plus expenses for each Board meeting attended in person.

     Outside directors also receive a five-year warrant for 25,500 shares of the Company's Common Stock. The warrant is issued on the date of their first election to the Board of Directors and the exercise price is equal to the average of the closing bid and ask prices of the Company's Common Stock on the date of issuance. These warrants vest 40% upon issuance and 20% on each anniversary date for three subsequent years. In addition, annual warrants are issued to certain outside directors starting at the beginning of that director's fourth consecutive term in office as an outside director of the Company. Each annual warrant is for 5,000 shares of the Company's Common Stock, has a five year term and an exercise price equal to the average of the closing bid and ask prices of the Company's Common Stock on the date of issuance. These warrants vest 40% upon issuance and 20% on each anniversary date for three subsequent years. With certain exceptions, all outside director warrants expire upon the termination of that director's service to the Company as a director.

          Mr. Carson, the Company's current Chairman of the Board, is under a contract for 2001 to receive $2,500 per month while serving in this capacity, and received $30,000 for such services in 2000. On April 27, 2001, Mr. Carson voluntarily reduced his salary to $1,250 per month effective June 1, 2001.

     No director receives any additional compensation for services to the Company as a member of any committee of the Board of Directors.

                                STOCK PERFORMANCE

     The following chart compares the cumulative total shareholder return on the Company's Common Stock based on the closing bid price of the Company's Common Stock for the last five years ("Company Index"), with the cumulative total returns for the Center for Research and Security Prices ("CRSP") total return index for the NASDAQ Stockmarket-U.S. Companies Index ("Market Index") and the CRSP NASDAQ Computer and Data Processing Services Stocks Index ("Peer Group") over the same period. The comparison assumes $100 invested in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any. The stock price performance shown on the chart is not necessarily indicative of future performance.

                              [GRAPIC  OMITTED]


      Dynamic Healthcare
      Technologies         NASDAQ US           NASDAQ Computer
                                               & Data Processing.
1995              100.00              100.00           100.00
1996              200.00              123.04           123.41
1997              132.43              150.69           151.61
1998               33.77              212.51           270.52
1999               70.27              394.92           594.39
2000               21.62              237.92           274.91

PROPOSAL  NUMBER  TWO  (2)  -  CERTIFIED  INDEPENDENT  ACCOUNTANTS
------------------------------------------------------------------

     The Board of Directors, upon the recommendation of the Audit Committee, has approved the selection of BDO Seidman LLP, as independent public accountants, as the Company's auditors for the fiscal year ended December 31, 2001 and recommends that stockholders vote to ratify that appointment. Although submission of the matter to stockholders is not required by law, in the event of a negative vote, the Board of Directors will reconsider its selection. An affirmative vote of at least a majority of the votes cast on this proposal are required for approval. Representative of BDO Seidman LLP are expected to be present at the Annual Meeting with the opportunity to make a statement, if they so desire, and to respond to appropriate questions from stockholders attending the meeting.

PROPOSAL NUMBER THREE (3) - APPROVAL OF A RESTRUCTURING OF THE COMPANY'S CAPITALIZATION AT THE DISCRETION OF THE BOARD
---------------------------------------------------

     On April 5, 2001, the Board of Directors approved an amendment to the Articles of Incorporation to (a) effect a reverse-stock split of the Company's Common Stock on the terms described herein, (b) to maintain the authorized capital stock at the pre-split number of 50,000,000 shares, consisting of 40 million shares of Common Stock and 10 million shares of preferred stock, and (c) the maintain the par value of the Common Stock at $0.01 per share. The Board of Directors has declared the amendment of the Articles of Incorporation to be generally advisable and has recommended that the amendment be presented to the stockholders of the Company for their approval. In order for the Board of Directors to retain a degree of flexibility regarding the extent of the reverse-stock split, the Company is asking stockholders to approve the grant of discretionary authority to the Board of Directors to determine and establish the actual ratio for the reverse-stock split, up to a ratio not to exceed one-for-three (i.e., the Company would issue one new shares of Common Stock for up to every three outstanding shares of Common Stock). The complete text of the Articles of Amendment to the Articles of Incorporation that would be filed in the office of the Secretary of State of the State of Florida to effect the reverse-stock split is set forth in Appendix B to this proxy statement.

BACKGROUND

     On February 28, 2001 the Company received notification from NASDAQ that the Company's Common Stock no longer met the minimum bid price maintenance requirement for continued listing on the NASDAQ National Market. The Company filed an appeal with NASDAQ and has, as part of a plan for re-establishing compliance, included a provision for effecting a reverse stock split, as maybe necessary to regain compliance with the minimum bid price requirement.

     Proposal Number Three (3) - Approval of a restructuring of the Company's capitalization (the "Recapitalization Plan"), to be implemented at the discretion of the Company's Board of Directors; subject to certain conditions. Under this proposal, the Board, at its sole discretion, would be given the authority to amend the Company's Articles of Incorporation to effectuate a reverse stock split of the Company's Common Stock at a ratio not to exceed one-for-three (1:3), (b) maintain the authorized number of shares of Common Stock at 40,000,000 shares and (c) maintain the par value of the Common Stock at $0.01 per share. Approval of the proposal would give the Board discretionary authority to implement the proposal through June 30, 2002. The Company also must receive the approval of its lender, Silicon Valley Bank and the Series C Shareholders, prior to amending its articles incorporation to effectuate the restructuring. The Company has requested lender approval, but no assurances can be made that such approval will be obtained.

     The directors propose to have the authority to amend the Company's Articles of Incorporation, at their discretion, to reclassify the Common Stock of the Company to effectuate a reverse stock split, such that for up to every three (3) pre-amendment shares of Common Stock held by a stockholder, such holder would be entitled to one (1) post-amendment share of Common Stock, fractional shares being rounded up to the nearest full post-amendment share, with outstanding warrants and options to purchase stock being adjusted accordingly.

     The Board believes that stockholder approval of an exchange ratio range (as opposed to approval of a specified exchange ratio) in which the reverse split may be effected provides the Board with maximum flexibility to achieve the purposes of the reverse split. If the stockholders approve the reverse split at the meeting, the reverse split will be effected, if at all, only upon a determination by the Board that the reverse split (in an exchange ratio determined by the Board within the limits set forth herein) is in the best interests of the Company and its stockholders at that time. Notwithstanding approval of the reverse split by the stockholders, the Board may, in its sole discretion, determine not to effect the reverse split. A reverse split would become effective upon the filing with the Secretary of State of Florida of an amendment to the Company's Articles of Incorporation.

     Adjustments to the corporate financial statements to reflect the reclassification and reverse split are expected to be minimal. The expected immediate effect in the market would be an approximate increase in the trading price per share, and a decrease in the number of post-amendment shares involved in a trade of shares that would have been involved in an identical trade. Outstanding pre-amendment shares of 19,428,142 would become as few as approximately 6,476,047 outstanding post-amendment shares (in the event of a one-for-three split), depending on what ratio was decided by the Board.

     The Board believes that a delisting could adversely affect the ability of the Company to attract new investors, may result in decreased liquidity of the outstanding shares of Common Stock, and consequently, could reduce the price at which such shares trade and increase the transaction costs inherent to trading such shares.

     The Company believes that, if the restructuring is approved and implemented, there is a greater likelihood that the minimum bid price of the Common Stock will be maintained at a level over $1.00 per share on an ongoing basis. There can be no assurance, however, that approval and implementation of the restructuring will succeed in maintaining the bid price of the Company's Common Stock above $1.00 per share, or that the Company's Common Stock would not be delisted by NASDAQ for other reasons.

     Even though a reverse stock split, by itself, does not impact a corporation's assets or prospects, a reverse stock split could be followed by a decrease in the aggregate market value of a corporation's equity capital. The Board, however, believes that, depending on the circumstances existing at the time of the split, this risk may be sufficiently off-set by the prospect that the reverse stock split will improve the likelihood that the Company will be able to maintain its NASDAQ National Market listing and may, by increasing the per share price, make an investment in the Common Stock more attractive for certain investors. If the Company's securities are delisted from The NASDAQ National Market, trading, if any, of the Company's securities would thereafter have to be conducted in the over-the-counter markets. In such event, an investor could find it more difficult to dispose of, or to obtain accurate quotation as to the market value of, the Company's securities. In addition, if the Common Stock were to become delisted from trading on the NASDAQ National Market and the trading price of the Company's Common Stock were to remain below $5.00 per share, trading in the Company's Common Stock would also be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a penny stock. The additional burdens imposed upon broker-dealers by such requirements could discourage broker-dealers from effecting transactions in the Common Stock, which could severely limit the market liquidity of the Common Stock and the ability of investors to trade the Company's Common Stock.

     The purpose of the reverse split is to increase the market value of the Common Stock. The Board intends to effect a reverse split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading market for the Common Stock and improve the likelihood that the Company will be allowed to maintain its listing on the NASDAQ National Market. If the reverse split proposal is authorized by the stockholders, the Board will have the discretion to implement a reverse stock split through June 30, 2002, or effect no reverse stock split at all. The Board has submitted an exchange ratio range in order to give it latitude. If the trading price of the Common Stock increases without a reverse split, a reverse split may not be necessary, or one of lesser proportions would be required than if the trading price decreased or remains constant.

     In connection with any determination to effect a reverse split, the Board also will select the reverse split ratio that, in its discretion, results in the greatest marketability of the Common Stock based on prevailing market conditions. No further action on the part of the stockholders would be required to either effect or abandon a reverse split. If no reverse split is effected by June 30, 2002, the Board's authority to effect a reverse split will also terminate.

     Based upon current market conditions management has determined that authorization of the restructuring is in the best interest of the Company's stockholders. The restructuring would be effected by management filing an amendment to the Articles of Incorporation of the Company with the Florida
Secretary  of  State.

Holders  of  the  Common  Stock have no preemptive or other subscription rights.

AMENDMENT  TO  ARTICLES  OF  INCORPORATION

     The Company will implement the Restructuring Plan and amend the existing provision of the Articles of Incorporation relating to the Company's authorized capital if: (1) the stockholders approve the restructuring, (2) the Company's lender approves the amendment to the Company's articles of incorporation, (3) the Series C shareholders approve the restructuring, and (4) the Board decides to effect a reverse split prior to June 30, 2002. See Appendix B for the complete text of the proposed Articles of Amendment.

     If the stockholders approve the Restructuring Plan and the Company's lender approves the amendment to the Company's Articles of Incorporation, the above amendment (as completed to account for the reverse split exchange ratio and the Split Effective Date) to the Company's Articles of Incorporation would become effective upon the Board's decision to implement a reverse split and the filing of an amendment to the Articles of Incorporation with the Secretary of State of Florida.

PRINCIPAL  EFFECTS  OF  THE  RESTRUCTURING

     The proposed restructuring will not affect any stockholder's proportionate equity interest in the Company or rights, preferences, privileges or priorities of any stockholder, other than an adjustment which may occur due to fractional shares. The reverse-stock split may increase the number of stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Likewise, the proposed restructuring will not affect the total stockholders' equity of the Company or any components of stockholders' equity as reflected on the financial statements of the Company except (i) to change the numbers of the issued and outstanding shares of common stock, (ii) to change the stated capital of the Company's Common Stock to reflect the reverse split, and (iii) for an adjustment which will occur due to the costs incurred by the Company in connection with this proxy statement and the implementation of such of the proposals as are approved by the stockholders.

     Furthermore, although the issued and outstanding shares will decrease as a result of any reverse stock split, the Restructuring Plan specifically provides that the number of authorized shares of Common Stock will be maintained and remain the same following its implementation. Accordingly, following the implementation of the Restructuring Plan, there will be more shares of Common Stock available for future issuances by the Company. The following table illustrates the principal effects on the Company's Capital Stock of the restructuring for several possible exchange ratios:


                                           NUMBER  OF  SHARES  OF  COMMON  STOCK
                               ------------------------------------------------------------
                                 Prior to      One-for-Two     One-for-Two     One-forThree
                               Restructuring  Reverse Split    and One-half   Reverse Split
                                                  (1:2)       Reverse Split       (1:3)
                                                                 (1:2.5)
Authorized                        40,000,000     40,000,000      40,000,000      40,000,000

Issued and Outstanding            19,428,142      9,714,071       7,771,256       6,476,047

Available for future issuance     20,571,858     30,285,929      32,228,744      35,523,953

The above are for illustration purposes only. The Board of Directors has not determined the appropriate exchange ratio to be used in connection with any reverse stock split, and the actual ratio selected, if any, may not be reflected in the above table.

EXCHANGE  OF  SHARES;  NO  FRACTIONAL  SHARES

     Pursuant to the proposed reverse split, depending on the reverse split ratio selected by the Board, up to every three (3) shares of issued Common Stock would be converted and reclassified into one (1) share of post-split Common Stock, and any fractional interests resulting from such reclassification would be rounded upward to the nearest whole share. Share interests due to rounding are given solely to save expense and inconvenience of issuing fractional shares and do not represent separately bargained for consideration. For example, a holder of one hundred (100) shares prior to the Split effective date of the split would be the holder of thirty-four (34) shares at the effective date of the split if the one-for-three (1:3) reverse stock split ratio is selected by the Board. All shares held by a stockholder will be aggregated and one new stock certificate will be issued, unless the transfer agent is otherwise notified by the stockholder. The proposed reverse split would become effective immediately on the effective date of the split. Stockholders will be notified on or after the effective date of the split that the reverse split has been effected. The Company's transfer agent, Wells Fargo, will act as the Company's exchange agent for stockholders in implementing the exchange of their certificates.

     As soon as practicable after the effective date of the split, stockholders will be notified and provided the opportunity (but shall not be obligated) to surrender their certificates to the exchange agent in exchange for certificates representing post-split Common Stock. Stockholders will not receive certificates for shares of post-split common stock unless and until the certificates representing their shares of pre-split Common Stock are surrendered and they provide such evidence of ownership of such shares as the Company or the exchange agent may require. Stockholders should not forward their certificates to the exchange agent until they have received notice from the Company that the reverse split has become effective. Beginning on the effective date of the split, each certificate representing shares of the Company's pre-split Common Stock will be deemed for all corporate purposes to evidence ownership of the appropriate number of shares of post-split Common Stock.

No service charge will be payable by stockholders in connection with the exchange of certificates, all costs of which will be borne and paid by the Company.

NO  DISSENTER'S  RIGHTS

     Stockholders have no right under Florida law or under the Articles of Incorporation or Bylaws of the Company to dissent from the reverse-stock split or to dissent from the payment of cash in lieu of fractional shares resulting from the reverse-stock split.

CERTAIN  FEDERAL  INCOME  TAX  CONSEQUENCES

     A summary of the federal income tax consequences of the restructuring is set forth below. The discussion is based on present federal income tax law. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the proposed restructuring. Income tax consequences to the stockholders may vary from the federal tax consequences described generally below.

     The Company believes that the reorganization will constitute a "recapitalization" under Section 368(a) (1) (E) of the Internal Revenue Code, for federal income tax purposes:

     - No gain or loss will be recognized by the Company as a result of the restructuring and no gain or loss will be recognized by stockholders who receive post-split Common stock in exchange for issued Common Stock;
     - the aggregate federal income tax basis of the post-split Common Stock received by a stockholder will be the same as the aggregate federal income tax basis of the issued Common Stock surrendered in exchange therefore; and
     - the holding period of the post-split Common Stock received by a stockholder will include the period during which the issued Common Stock surrendered in exchange therefor was held, provided that the issued Common stock was held as a capital asset by the stockholder on the date of the exchange.

     The foregoing discussion is intended only as a summary of the material federal income tax consequences of the restructuring. The foregoing discussion does not address the tax consequences that may be relevant to particular taxpayers in light of their personal circumstances or to taxpayers subject to special treatment under the Internal Revenue Code (for example, tax exempt entities, life insurance companies, regulated investment companies and foreign taxpayers). The foregoing discussion is not intended as tax advice to any person or entity.

     No information is provided herein with respect to the tax consequences, if any, of the restructuring under applicable state, local, foreign, and other tax laws. No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to the stockholders as a result of the restructuring.

     The foregoing discussion is based upon the provisions of the Internal Revenue Code, applicable Treasury regulations thereunder, Internal Revenue Service rulings, and judicial decision as in effect as of the date of this document. There can be no assurance that the future legislative, administrative, or judicial changes or interpretations will not affect the accuracy of the statements or conclusions set forth herein. Any such change could apply retroactively and could affect the accuracy of this discussion.

MISCELLANEOUS

     The Board may abandon the proposed reverse-stock split at any time before or after the meeting of the Company's stockholders and prior to filing the amendment if, for any reason, the Board deems it advisable to do so. In addition, the Board may make any and all changes to the amendment that it deems necessary to file the Articles of Amendment with the Florida Secretary of State and give effect to the Recapitalization Plan as described in this proxy statement.

     YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE RESTRUCTURING, INCLUDING THE APPLICATION OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

RECOMMENDATION  OF  THE  BOARD

The Board of Directors recommends a vote "FOR" the approval of the Recapitalization Plan.

PROPOSAL  NUMBER  FOUR  (4)  -  MATCHING  CONTRIBUTIONS  TO  THE  401(K)  PLAN
------------------------------------------------------------------------------

     The Company maintains a 401(k) plan (the "Plan") for the benefit of its employees. The Plan provides the Board of Directors with authorization to determine the amount and form of annual employer matching contributions to the Plan, if any. For 2001, the Company's Board of Directors authorized the Company to make monthly matching contributions to the 401(k) Plan at the rate of 30% of employee deferral amounts and to fund the employer matching contributions to the Plan using common stock of the Company. Company matching contributions were $349,454, $304,998 and $335,898 in 1998, 1999 and 2000, respectively. In 1998, shareholders approved funding the employer matching contributions to the Plan using Common Stock of the company, and authorized 500,000 shares of Common Stock of the Company for this purpose. In 2000, shareholders approved increasing the authorized Common Shares of the Company for this purpose to 700,000. As of March 1, 2001, 688,573 shares were issued to fund the Plan.

     The Board proposes to reserve an additional 500,000 shares of Common Stock for distribution to employees under matching contributions to the Company's
401(k) Plan instead of cash. It is intended that the Employer match contributions will continue to be funded monthly in Common Stock of the Company based on the months daily average high and low sales prices reported by the NASDAQ for the month.

     The Board of Directors believes that providing the Plan matching contribution in the form of Common Stock is needed to encourage employees, including officers, to become shareholders of the Company, thereby providing incentive to remain in the Company's employ, and further the objectives of the Company to improve operations, to increase profits and to contribute to the Company's success. In addition, it will reduce the Company's cash commitments. An affirmative vote of at least a majority of the votes cast on this proposal is required for approval. The Board of Directors recommends a vote "FOR" Proposal Number Four (4) to reserving an additional 500,000 shares of Common Stock for distribution to employees under the 401(k) Plan employer matching contributions.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of Proxy will vote, in their discretion, the shares they represent.

                              STOCKHOLDER PROPOSALS

Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2002 Annual Meeting if they are received by the Company before the close of business on January 16, 2002.


                                             BY  ORDER OF THE BOARD OF DIRECTORS

                                             /S/BRIAN  GRECO
                                             Brian Greco
                                             Secretary


Dated:  May  15,  2001

                                                                     Appendix  A
                      DYNAMIC HEALTHCARE TECHNOLOGIES INC.

                 AUDIT  COMMITTEE  OF  THE  BOARD  OF  DIRECTORS'
                                   CHARTER
I.     PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the corporation's financial reporting process and internal control system.
     - Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.
     - Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II.     COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the committee.

     A director will not be considered "independent" if, among other things, he or she has:
     - been employed by the corporation or its affiliates in the current or past three years;
     - accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);
     - an immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;
     - been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or
     - been employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.


                                                                     Appendix A1

     All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials consistent with IV.4. below.

IV.     ACTIVITIES

1.  Documents/Reports  Review
-----------------------------

     i. Review and update this Charter periodically, at least annually, as conditions dictate.
     ii. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the pubic, including any certification, report, opinion, or review rendered by the independent accountants.
     iii. Review with financial management and the independent accountants the 10Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

2.  Independent  Accountants
----------------------------

     i. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.
     ii. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant. iii. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.


                                                                     Appendix A2

3.  Financial  Reporting  Process
---------------------------------

     i. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.
     ii. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.
     iii. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

4.  Process  Improvement
------------------------

     i. Establish regular and separate systems of reporting to the Audit Committee by management, and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.
     ii. Following completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
     iii. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements. iv. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

5.  Ethical  and  Legal  Compliance
-----------------------------------

     i. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.
     ii. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.
     iii. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.
     iv. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.
     v. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.


                                                                     Appendix A3
                                       28

                                                                     APPENDIX B

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                      DYNAMIC HEALTHCARE TECHNOLOGIES, INC.


                   Pursuant to Sections 607.1003 and 607.1006
                     of the Florida Business Corporation Act





     Pursuant to the provisions of Sections 607.1003 and 607.1006 of the Florida Business Corporation Act, Dynamic Healthcare Technologies, Inc., a Florida corporation (the "Corporation"), adopts the following Articles of Amendment to its Articles of Incorporation:


                                    ARTICLE I
                                      NAME
                                      ----

     The  name  of  the  Corporation  is  Dynamic  Healthcare Technologies, Inc.


                                   ARTICLE II
                                    AMENDMENT
                                    ---------

     The first paragraph of Article VI of the Articles of Incorporation shall be deleted in its entirety and shall be replaced with the following:

     [NOTE: THE FOLLOWING PROVISION HAS BEEN DRAFTED DESCRIBING A 1-FOR-3 REVERSE STOCK SPLIT. AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT, THE BOARD OF DIRECTORS OF DYNAMIC HEALTHCARE TECHNOLOGIES, INC. WILL ESTABLISH A SPLIT RATIO NOT TO EXCEED 1-FOR-3. THE TEXT BELOW WILL BE MODIFIED TO CORRESPOND WITH THE REVERSE STOCK SPLIT RATIO DETERMINED BY THE BOARD, IN ITS DISCRETION, TO BE IN THE BEST INTERESTS OF THE STOCKHOLDERS AT THE TIME OF IMPLEMENTATION.]

     "The Corporation is authorized to issue Forty Million (40,000,000) shares of Common Stock at $.01 par value per share. The Corporation is authorized to issue Ten Million (10,000,000) shares of Preferred Stock, at $.01 par value per share, in such series and variations in the relative rights and preferences, including voting rights, if any, between such series as the Board of Directors shall determine. Upon filing of these Articles of Amendment each [THREE] shares of Common Stock, $.01 par value per share, of the Corporation then issued and outstanding or held in the treasury of the Corporation automatically shall be combined into one (1) share of Common Stock of the Corporation. There shall be no fractional shares issued. Fractional shares shall be rounded to the next whole share."


                                                                     Appendix B1

                                  ARTICLE III
                                DATE OF ADOPTION
                                ----------------


     The  amendment  was  adopted  on  the  ___  day  of  ________,  2001.


                                   ARTICLE IV
                               MANNER OF ADOPTION
                               ------------------


     The Board of Directors of the Corporation reviewed, considered, and pursuant to unanimous action by written consent in accordance with Section
607.0821 of the Florida Businesss Corporation Act duly adopted the foregoing amendment ("Recapitalization Amendment"), effective _______, 2001, and declared the Recapitalization Amendment to be advisable and recommended and presented the same to the Corporation's stockholders for approval. Thereafter, at the annual stockholders meeting the Corporation's stockholders duly approved the Capitalization Amendment on ________, 2001. The number of votes cast in favor of the Recapitalization Amendment by stockholders of the Corporation was sufficient for approval of the Recapitalization Amendment. Accordingly, the Recapitalization Amendment has been authorized by all appropriate action under the Florida Statutes.

     IN WITNESS WHEREOF, Dynamic Healthcare Technologies, Inc. has caused this Recapitalization Amendment to its Articles of Incorporation to be signed by Christopher Assif, its Chief Executive Officer, on this ___ day of __________, 2001.


                         DYNAMIC  HEALTHCARE  TECHNOLOGIES,  INC.



                         By:
                              Christopher  Assif,  Chief  Executive  Officer



                                                                     Appendix B2

                      DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints CHRISTOPHER ASSIF and JERRY L. CARSON, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Dynamic Healthcare Technologies, Inc. held by record by the undersigned on April 25, 2001, at the annual meeting of shareholders to be held on June 7, 2001, or any adjournment thereof.


1.  ELECTION  OF  DIRECTORS
      ____  FOR  all  nominees  listed  below     ____  WITHHOLD  AUTHORITY
          (except  as marked to                         to vote for all nominees
           the contrary below)                          listed  below


INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

CHRISTOPHER ASSIF; JERRY L. CARSON; CHARLES COOPER; MITCHEL J. LASKEY; THOMAS J. MARTINSON; BRET R. MAXWELL; DANIEL RAYNOR

________________________________________________________________________________

2. To vote on the proposal of the Board of Directors that BDO Seidman, LLP, independent public accountants, be engaged as auditors for the Company for the fiscal year ending December 31, 2001.
               ____FOR          ____AGAINST          ____ABSTAIN

3. To approve a capital restructuring proposal to permit the Board of Directors, at its sole discretion, to amend the Articles of Incorporation of the Company to effect a reverse stock split of the Company's issued and outstanding Common Stock at a ratio not to exceed one-for-three (1:3).

               ____FOR          ____AGAINST          ____ABSTAIN

4. To vote on the proposal of the Board of Directors to increase the authorized common shares available to fulfill the employer matching contribution to the employee 401K plan by 500,000 shares.

               ____FOR          ____AGAINST          ____ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 - 4.

     The undersigned hereby revokes any proxies heretofore given by him and confirms all that the Proxies may lawfully do by virtue hereof.


Dated:  _____________________,  2001           ________________________________
                                               Signature  of  Shareholder

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PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY.  Please sign name exactly as shown
IF YOUR ADDRESS OR ZIP CODE IS INCORRECT,     hereon.  Executors, Administrators,
PLEASE CORRECT THE SAME BEFORE RETURNING.     Trustees, etc. should give titles as such.
                                              If Shareholder is a corporation, sign full
                                              corporate name by duly authorized officer.
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